DocuSign Envelope ID: 4D1DDEA7-142E-4C86-871C-78600807C1E1

Legend: [***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

# AMENDMENT 2 TO AGREEMENT

AMENDMENT ("Amendment") dated as of June 9, 2023 | 12:27 CDT ("Amendment Effective Date") between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, WI 53045 ("Fiserv"), and Heartland Financial USA, Inc., with offices located at 700 Locust Street, 4th Floor, Dubuque, IA 52001 ("Heartland"), to the Master Agreement dated July 1, 2021 between Fiserv and Client (as amended through the date hereof, the "Agreement").

WHEREAS, Fiserv and Heartland entered into the Agreement for Fiserv's provision of various Services and Products to Heartland; and

WHEREAS, Fiserv and Heartland wish to amend the Agreement to add certain volume tier increases and to reflect current licenses;

NOW, THEREFORE, Fiserv and Heartland hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2. Amendment to Software Services.

(a) Maintenance Services Term. The last sentence of Section 3(b) in the Account Processing Software (Signature) Schedule is deleted and replaced by the following:

[***]

(b) Software. The term stated in Section (a) above applies to the following Software included in the Products; Fees Section of the Attachment 1 to Account Processing Software (Signature) Schedule.

| Software | Quantity | One-Time License Fee | Annual Maintenance Fees |
|---|---|---|---|
| Desktop Teller™ for Signature™ | [***] | [***] | [***] |
| Desktop Sales™ for Signature™ | [***] | [***] | [***] |
| **Desktop Teller™ for Signature™ and Desktop Sales™ for Signature™** Based on Combined Named Users | [***] | [***] | [***] |
| [***] | | | |

3. Incremental License Tier Increases. The following reflects the tier increases that have been added and the current license levels in Section 2 of Attachment 1 to Account Processing Software (Signature) Schedule.

(a) Signature and Related Licenses.

| Additional Software Licenses | Additional Quantity | Additional One-time License Fee | Additional Annual Maintenance Fees |
|---|---|---|---|

Heartland Financial USA, Inc.- 00212455.0 Page 1 of 3

DocuSign Envelope ID: 4D1DDEA7-142E-4C86-871C-78600807C1E1 Heartland Financial USA, Inc.- 00212455.0 Page 2 of 3 a Signature™ Core Application System Sof tware [***] [***] [***]

DocuSign Envelope ID: 4D1DDEA7-142E-4C86-871C-78600807C1E1

| | | | |
|---|---|---|---|
| UI for Signature | [***] | [***]) | [***] |
| Relationship Pricing & Analysis for Signature™ | [***] | [***] | [***] |
| Collections for Signature™ | [***] | [***] | [***] |
| Communicator™ for Signature™ – Enterprise License | [***] | [***] | [***] |

(b) Prologue Financials and Related Licenses. The License Metrics for Prologue in Section 2(b) of the Enterprise Performance Management Software Schedule to Software Products Exhibit [***].

| | | | |
|---|---|---|---|
| Prologue Financials | [***] | [***] | [***] |

For clarity, all Products and Services provided under the following Exhibits and/or Schedules shall be subject to the terms of the Agreement.

4. Payment Timetable. Client shall pay the fees in accordance with the Agreement as follows:

| Description | Amount | Due upon |
|---|---|---|
| Additional Annual Maintenance Fees – Signature and Related | [***] | [***] |
| Additional One-time License Fees – Prologue Financials | [***] | [***] |
| Additional Annual Maintenance Fees – Prologue Financials | [***] | [***] |

5. Counterparts; Signatures. This Amendment and any Exhibits may be executed in counterparts, each of which shall be deemed an original and which shall together constitute one instrument. The parties and their Affiliates may execute this Amendment and any Exhibit in the form of an electronic record utilizing electronic signatures, as such terms are defined in the Electronic Signatures in Global and National Commerce Act (15 U.S.C. § 7001 et seq.). Electronic signatures, or signatures transmitted by facsimile or electronically via PDF or similar file delivery method, shall each have the same effect as an original signature.

6. Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

Signature Page Follows

Heartland Financial USA, Inc.- 00212455.0

Page 3 of 3

DocuSign Envelope ID: 4D1DDEA7-142E-4C86-871C-78600807C1E1 Heartland Financial USA, Inc.- 00212455.0 Page 4 of 3 a IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Ef fective Date. For Heartland and on behalf of each Client: For Fiserv: HEARTLAND FINANCIAL USA, INC. FISERV SOLUTIONS, LLC By: By: Name: Brad Enneking Name: Michael Cardell Title: Chief Information Off icer Title: Authorized Signatory June 9, 2023 | 12:27 CDT Date: June 9, 2023 | 12:24 CDT Date: